Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear Appoints Kris Sennesael to Board of Directors

Carlsbad, Calif. – February 17, 2026 – MaxLinear, Inc. (Nasdaq: MXL), a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits, today announced the appointment of Kris Sennesael to its Board of Directors, effective February 13, 2026.
With more than 25 years of global financial and operational leadership in the semiconductor industry, Sennesael brings deep expertise in strategic planning, capital markets, and scaling high-growth technology businesses. He is currently Executive Vice President and Chief Financial Officer of Western Digital (WD), where he oversees the global finance organization.
“Kris’ extensive semiconductor industry experience, financial acumen, and track record of operational excellence make him an invaluable addition to MaxLinear’s Board of Directors,” said Kishore Seendripu, Chairman and CEO. “We look forward to drawing on his insight and expertise as we strategically invest for innovation and growth while maintaining our focus on delivering enduring shareholder value.”
Prior to WD, Sennesael served as Senior Vice President and Chief Financial Officer at Skyworks Solutions, where he played a pivotal role in driving the company’s profitable growth and operational efficiency. He previously held CFO positions at Enphase Energy and Standard Microsystems, contributing to successful transformations and market expansion initiatives. His background spans corporate finance, acquisition strategy, investor relations, and international operations. From 2022 to 2025, Sennesael also served as a director and audit committee chair for Maxeon Solar Technologies, a global leader in solar innovation.
“I am honored to join the MaxLinear Board at such a pivotal moment for the company,” said Sennesael. “MaxLinear’s differentiated technology roadmap, deep engineering talent, and disciplined operational execution create a powerful foundation for long-term value creation. I look forward to working with the Board and management team to help accelerate the company’s next phase of growth.”
About MaxLinear, Inc.
MaxLinear, Inc. (Nasdaq:MXL) is a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits for access and connectivity, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.
MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.
Cautionary Note Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements regarding our ability to invest for innovation and growth; statements regarding our potential growth; statements regarding our ability to deliver shareholder value; and statements by Kris Sennesael and our Chairman and CEO. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements and our future financial performance and operating results forecasts generally. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. In particular, our future operating results are substantially dependent on our assumptions about market trends and conditions. Additional risks and uncertainties affecting our business, future operating results and financial condition include, without limitation, risks relating to: our terminated merger with Silicon Motion and related arbitration and class action complaint and the risks related to potential payment of damages; the effect of intense and increasing competition; increased tariffs, export controls or imposition of other trade barriers; impacts of global economic conditions; the cyclical nature of the semiconductor industry; a significant variance in our operating results and impact on volatility in our stock price, and our ability to sustain our current level of revenue, which has previously declined, and/or manage future growth effectively, and the impact of excess inventory in the channel on our customers’ expected demand for certain of our products and on our revenue; escalating trade wars, military conflicts and other geopolitical and economic tensions among the countries in which we conduct business; international geopolitical and military conflicts; our ability to obtain or retain government authorization to export certain of our products or technology; the loss of, or a significant reduction in orders from major customers; legal proceedings or potential violations of regulations; information technology failures; a decrease in the average selling prices of our products; failure to penetrate new applications and markets; development delays and consolidation trends in our industry; inability to make substantial and productive research and development investments; delays or expenses caused by undetected defects or bugs in our products; substantial quarterly and annual fluctuations in our revenue and operating results; failure to timely develop and introduce new or enhanced products; order and shipment uncertainties and differences between our estimates of customer demand and product mix and our actual results; failure to accurately predict our future revenue and appropriately budget expenses; lengthy and expensive customer qualification processes; customer product plan cancellations; failure to maintain compliance with government regulations; failure to attract and retain qualified personnel; any adverse impact of rising interest rates on us, our customers, and our distributors and related demand; risks related to compliance with privacy, data protection and cybersecurity laws and regulations; risks related to conforming our products to industry standards; risks related to business acquisitions and investments; claims of intellectual property infringement; our ability to protect our intellectual property; security vulnerabilities of our products; use of open source software in our products; failure to manage our relationships with, or negative impacts from, third parties; and future decisions relating to our stock repurchase program.
In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including our Current Reports on Form 8-K, as well as the information to be set forth under the caption "Risk Factors" in MaxLinear's Annual Report on Form 10-K for the year ended December 31, 2025. All forward-looking statements are based on the estimates, projections and assumptions of management as of January 29, 2026, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

MaxLinear, Inc. Investor Relations Contact:
Leslie Green
lgreen@maxlinear.com